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                                                              EXHIBIT 10.2.3

                       SOUTHERN CALIFORNIA CHAPTER OF THE
               SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,(R) INC.
                          INDUSTRIAL REAL ESTATE LEASE

                            (SINGLE-TENANT FACILITY)

ARTICLE ONE: BASIC TERMS

        This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

        Section 1.01. DATE OF LEASE: January 3, 1991

        Section 1.02. LANDLORD (INCLUDE LEGAL ENTITY): JMB/Pennsylvania Advisors, a Delaware limited partnership

Address of Landlord: c/o JMB Properties Company, 10100 Santa Monica Blvd., Ste. 1750, Los Angeles, CA 90067. Attn.: Property Manager with copy to JMB Realty Corp., 900 A. Michigan Ave., Chicago, IL 60611, Attn. Lease Administrator

        Section 1.03. TENANT (INCLUDE LEGAL ENTITY): O-Tool Company, Inc., a California Corporation

Address of Tenant: 20535 S. Belshaw Avenue, Carson, CA 90246

        Section 1.04. PROPERTY: (include street address, approximate square footage and description) 20535 Belshaw Avenue, Carson, CA -- (an approximate 29,227 square foot building in a 449,384 square foot business park) -- The building currently is comprised of approximately 4,500 square feet of office, the balance warehouse

        Section 1.05. LEASE TERM: 5 years 4 1/2 months BEGINNING ON April 1, 1991 or such other date as is specified in this Lease, and ENDING ON August 14, 1996

        Section 1.06. PERMITTED USES: (See Article Five) General office and warehousing duties associated with the distribution of contractor's tools

        Section 1.07. TENANT'S GUARANTOR: (If none, so state) none

        Section 1.08. BROKERS: (See Article Fourteen) (If none, so state) ______

Landlord's Broker: none

Tenant's Broker: Lee and Associates

        Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen) $ Per separate agreement between Landlord and Broker

        Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03) $10,539.72

        Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT: Please see Exhibit "A" for parking area

        Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:

        (a) BASE RENT: ten thousand, five hundred thirty-nine & 72/100 Dollars ($10,539.72) per month for the first 36 months, as provided in Section 3.01, and shall be increased on the first day of the 37th month(s) after the Commencement Date, either (i) as provided in Section 3.02, or (ii) to $12,120.68 per month. (If (ii) is completed, then (i) and Section 3.02 are inapplicable.)

        (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Impounds for Insurance Premiums and Property Taxes (See Section 4.07); (vi) Maintenance, Repairs and Alterations (See Article Six).

        Section 1.13. LANDLORD'S SHARE OF* ON ASSIGNMENT OR SUBLEASE: (See
Section 9.05) fifty percent (50%) of the *(the "Landlord's Share"). *Transfer Premiums

        Section 1.14. RIDERS: The following Riders are attached to and made a part of this Lease: (if none, so state) Standard Rider, Supplemental Rider

(C)1988 Southern California Chapter                     Initials WJB
        of the Society of Industrial                             ----------
        and Office Realtors,(R) Inc.                             ----------


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                            (Single-Tenant Net Form)
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ARTICLE TWO: LEASE TERM

        Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. landlord leases the Property to Tenant and Tenant leases the property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

        Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this lease by giving written notice to Landlord within ten (10) days after the sixty (60)-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the deliver of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date of the Lease.

        Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

        Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by fifty percent (50%).

ARTICLE THREE: BASE RENT

        Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this
Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.*

        Section 3.02. COST OF LIVING INCREASES.** The Base Rent shall be increased on each date (the "Rental Adjustment Date") stated in Paragraph 1.12(a) above in accordance with the increase in the United States Department of labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the geographical Statistical Area in which the Property** is located on the basis of 1982-1984=100) (the "Index") as follows:

**(LOS ANGELES-ANAHEIM-RIVERSIDE)

        (a) The Base Rent (the "Comparison Base Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date") on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the applicable Rental Adjustment Date, the percentage increase between those two Indices, and the new Base Rent. Any increase in the Base Rent provided for in this Section 3.02 shall be subject to any minimum or maximum increase, if provided for in Paragraph 1.12(a).

        (b) Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the Increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

* If the Lease Term commences on a date other than the first day of the month, then the rent for the first partial month shall be pro-rated on the basis of the actual number of days in that month. If the Lease Term ends on a date other than the last day of the month, then the rent for the last partial month shall be pro-rated on the basis of the actual number of days in that month.

**  For fixed Rental Increases please refer to Section 1.12(a)


(C) 1988 Southern California Chapter                   Initials     WJB
         of the Society of Industrial     2                    -------------
         and Office Realtors,(R) Inc.                          -------------

                            (Single-Tenant Net Form)
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     Section 3.03.  SECURITY DEPOSIT; INCREASES

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     (b) Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent.


     Section 3.04. TERMINATION: ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR:  OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.


     Section 4.02.  PROPERTY TAXES.

     (a) REAL PROPERTY TAXES. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and
Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10)-day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent. Landlord may, at its option, elect to pay such real property taxes, in which event Tenant shall reimburse Landlord for the full amount of real property taxes so paid within five (5) days after receipt of demand therefor.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property: (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d)     PERSONAL PROPERTY TAXES.

             (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the property.

             (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from the Landlord for such personal property taxes.

     (e) TENANT'S RIGHT TO CONTEST TAXES. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding.

     (f)     SEE STANDARD RIDER - PARAGRAPH 1.



(C) 1988 Southern California Chapter                   Initials     WJB
         of the Society of Industrial     3                    -------------
         and Office Realtors,(R) Inc.                          -------------

                            (Single-Tenant Net Form)
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     Section 4.03.  UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services of utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04.  INSURANCE POLICIES.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve
Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the lease Term, Landlord may also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
Section 4.04. At least thirty (30) days pior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

     (d)     GENERAL INSURANCE PROVISIONS.

             (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

             (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fiteen (15) days after receipt of a statement that indicates the cost of such insurance.

            (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide." Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no represenation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.


(C)1988 Southern California Chapter             Initials     WJB
        of the Society of Industrial                       ---------
        and Office Realtors,(R) Inc.
                                                           ---------


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                           (Single-Tenant Net Form)











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     (iv)     Unless prohibited under any applicable insurance policies
maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver or subrogation.

     (v)      SEE STANDARD RIDER - PARAGRAPH 2; (c) SEE STANDARD RIDER -
PARAGRAPH 3.

     Section 4.05. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment postmarked within five (5) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount.
The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.06. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.07. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES. Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE:  USE OF PROPERTY

     Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenant of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.*

     Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

     Section 5.04. SIGNS AND AUDITS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct nor permit any auctions or sheriff's sales at the Property.

*Tenant shall not cause or permit the Property to be used in any way which would invalidate or increase the cost of insurance coverage described in this Lease (provided, however, that if such use increases the cost of insurance coverage, Tenant shall not be in default hereunder if it immediately pays to Landlord such additional costs). Tenant shall comply with all requirements of Landlord's insurance carriers with respect to the use of the Property for the purpose of maintaining reasonable insurance coverage of the types specified in this Lease. Tenant shall not store or permit to be stored on the Property, other than within the buildings located thereon, any goods, merchandise, machinery, equipment or other property or materials, unless such exterior storage is specifically permitted by a Rider to this Lease, or if such exterior storage is required by law. Prior to the Commencement Date, Tenant shall obtain all business licenses and approvals of any governmental authorities (including, but not limited to, fire department approval, if required) necessary for Tenant to conduct its business on the Property.



(c)1988 Southern California Chapter             Initials  WJB
        of the Society of Industrial                     ----------------------
        and Office Realtors,(R) Inc.

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                            Single Tenant Net Form

         Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

SEE STANDARD RIDER - PARAGRAPH 4.

         Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

         Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

         Section 5.08. SEE STANDARD RIDER - PARAGRAPH 5.

         ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND
ALTERATIONS

         Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease. SEE STANDARD RIDER - PARAGRAPH 6.

         Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property, or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section
6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct. *Except for structural foundation and walls.

         Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), except as otherwise provided for in this agreement, Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

         Section 6.04. TENANT'S OBLIGATIONS.

         (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including the roof, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored. Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition. SEE STANDARD RIDER - PARAGRAPH 7.

         (b)     Tenant shall fulfill all of Tenant's obligations under this
Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten
(10) days prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.





(C)1988 Southern California Chapter                               Initials WJB
        of the Society of Industrial                              ------------
        and Office Realtors(R), Inc.                              ------------


                            (SINGLE-TENANT NET FORM)

     Section 6.05.     ALTERATIONS, ADDITIONS, AND IMPROVEMENTS

     (a) Tenant shall not make any alterations, additions, or improvements to the Property with Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord.
Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damnge which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed witout material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN:  DAMAGE OR DESTRUCTION

     Section 7.01.  PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than 50 percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or
(ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies, and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage. Notwithstanding the foregoing, if Tenant has been granted an option to extend the term of this Lease and the time within which the option can be exercised has not expired, if Tenant immediately exercises the option then Landlord shall remove the Property, subject to the provisions of subsections (a) and (b) above.





                                                         Initials     WJB
                                                                --------------

                                                                --------------
(c)1988   Southern California Chapter
          of the Society of Industrial
          and Office Realtors,(R) Inc.      7


                                 (Single-Tenant Net Form)

     Section 7.02 SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired.
However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT:  CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that the Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have to right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, which consent shall not be unreasonably withheld, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section
9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. TENANT AFFILIATE. Tenant may assign this lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"), provided that Tenant's Affiliate has a net worth equal to or greater than Tenant's net worth as of the date set forth in Section 1.01. In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.




(C)1988  Southern California Chapter
         of the Society of Industrial           Initials  WJB
         and Office Realtors, (R) Inc.                  ------------------


                                      8


                            (Single-Tenant Net Form)

         Section 9.04. OFFER TO TERMINATE. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply. SEE STANDARD RIDER - PARAGRAPH 8.

         Section 9.05. LANDLORD'S CONSENT.

         (a)     Tenant's request for consent to any transfer described in
Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

         (b)     If Tenant assigns or subleases, the following shall apply:

                 Transfer Premiums

                 (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the * (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The * means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The * in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

                 (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

         Section 9.06. NO MERGER. No Merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

         Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

         Section 10.02. DEFAULTS. Tenant shall be in material default under this
Lease:

         (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04; *

         (b)     If Tenant fails to pay rent or any other charge when due;

         (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion.** However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.


* It is agreed that should Tenant fail to occupy and operate its business on the Property for a period of thirty (30) consecutive days, whether or not it is paying Rent, it shall conclusively be deemed to have abandoned the Property.

** provided that completion is effectuated in any event within one hundred eighty (180) days after the thirty (30) day written notice from Landlord.


(C) 1988 Southern California Chapter                    Initials   WJB
         of the Society of Industrial                            -------------
         and Office Realtors(R), Inc.                            -------------

                            (SINGLE-TENANT NET FORM)

__________________ tenants makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

         (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

         Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

         (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent. Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amounts as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

         (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

         Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concessions, such postponed rent or "free" rent is called the "Abated Rent." Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

         Section 10.05. AUTOMATIC TERMINATION. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

         Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.


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
ARTICLE ELEVEN: PROTECTION OF LENDERS

         Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

         Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale. Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

         Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and delivery any such instrument or document.

         Section 11.04. ESTOPPEL CERTIFICATES.

         (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

         (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

         (c)     SEE STANDARD RIDER - PARAGRAPH 9.

         Section 11.05. TENANT'S FINANCIAL CONDITION. Within fifteen (15) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

         Section 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

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        and Office Realtors(R), Inc.                             -------------

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                                       11

         Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees, said fees shall not exceed $300 if lessor provides sublease forms, incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

         Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

         Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

         (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

         (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty
(30)-day period and thereafter diligently pursued to completion.

         (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

         Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

         Section 13.04. INTERPRETATIONS. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenants expressed or implied permission.

         Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be writing and signed by all parties. Any other attempted amendment shall be void.

         Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

         Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. Tenant shall not record a Memorandum or "short form" of the Lease without the prior written consent of the Landlord.

         Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successors are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.


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        and Office Realtors(R), Inc.                             -------------

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
         Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

         Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         Section 13.12. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

         Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

         Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

 Section 13.15, Section 13.16, Section 13.17 - SEE STANDARD RIDER - PARAGRAPHS
                                  10, 11, 12.

ARTICLE FOURTEEN: BROKERS

         Section 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker and any extension thereof provided broker represents Tenant in the negotiations. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

         Section 14.02. PROTECTION OF BROKERS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

         Section 14.03. BROKER'S DISCLOSURE OF AGENCY. Tenant's Broker hereby discloses to Landlord and Tenant and Landlord and Tenant hereby consent to Tenant's Broker acting in this transaction as the agent of (check one):
         (X)  Tenant exclusively; or
         ( )  both Landlord and Tenant.

         Section 14.04. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Section 1.08 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

         ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.



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        of the Society of Industrial                                   -----
        and Office Realtors(R), Inc.                                   -----


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                                       13

         Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signature below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                          "LANDLORD"

Signed on      1/16, 1991                 JMB/PENNSYLVANIA ADVISORS,
         ----------------                 ------------------------------------
                                          a Delaware limited partnership

at                                        By: /s/ JMB PROPERTIES COMPANY
  -----------------------                 ------------------------------------

                                          By: /s/ SCOTT M. STUCKMAN
                                          ------------------------------------
                                                  Scott M. Stuckman

                                          Its:    Vice President

                                          By:
                                          ------------------------------------
                                          Its:

                                          "TENANT"

Signed on      1/9, 1991                  O-TOOL COMPANY, INC.
         ----------------                 ------------------------------------
                                          a California Corporation

at Carson, California                     By: /s/ WILLIAM J. BRYSON
  -----------------------                 ------------------------------------
                                                  William J. Bryson

                                          Its:    President

                                          By:
                                          ------------------------------------
                                          Its:


         IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

         THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS(R), INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS(R), INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVISE OF SUCH LEGAL COUNSEL.


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        of the Society of Industrial                             -------------
        and Office Realtors(R), Inc.                             -------------

                            (SINGLE-TENANT NET FORM)

                               STANDARD RIDER TO
                          INDUSTRIAL REAL ESTATE LEASE
                            (SINGLE-TENANT NET FORM)

         This Rider is attached and made a part of that certain Industrial Real Estate Lease (the "Lease") dated January 3, 1991 between JMB/Pennsylvania Advisors, a Delaware limited partnership, as Landlord and O-Tool Company, Inc., a California Corporation as Tenant relating to the Property described as 20535 South Belshaw Avenue, Carson, CA. The terms used herein shall have the same meaning as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

The Lease is hereby modified and amended as follows:

         1.      Section 4.02 is hereby amended by adding the following
Subsection (f):

         "LANDLORD'S RIGHT TO CONTEST TAXES. Whether or not Tenant elects to contest the real property tax or pays to Landlord the real property taxes provided in Section 4.02, Landlord shall have the right to attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law or if Landlord so requests, Tenant shall join in the proceedings brought by Landlord. Tenant shall join in the proceedings brought by Landlord. Tenant shall pay all costs incurred by Landlord in connection with the proceedings, provided, however, that Tenant's obligation to pay such costs shall not exceed the aggregate amount of the tax reduction obtained by the Landlord for the remainder of the Lease Term. If Landlord is successful in having the real property taxes reduced, Tenant shall receive a credit against its next maturing payments for real property taxes for the amount of the reduction after deducting any costs incurred by Landlord relating to such proceedings which were not paid or reimbursed by Tenant."

         2. Section 4.04 is hereby amended by adding the following subsection (d)(v): "All policies of liability insurance which Tenant is required to maintain under this Lease shall designate Landlord, Landlord's property manager, and Landlord's lender (if any) as additional insureds. All policies of casualty insurance (other than policies of insurance covering Tenant's personal property, unless such policies cover lease-hold improvements or fixtures which will become the property of the Landlord upon the expiration of the Lease) shall designate Landlord as the loss payee."

         3. Section 4.04 is hereby amended by adding the following subsection (e): "Upon the request of Landlord, Tenant shall, during the Lease Term, maintain such additional types of insurance as shall be reasonably required by Landlord and as are customarily required of industrial tenants in properties similar to the Property, including, but not limited to, plate glass insurance (if there is any plate glass on or within the Property). The provisions of subsections (c) and (d) above shall apply to all such policies of insurance."

         4.      Section 5.05 is hereby amended by adding the following:
"Notwithstanding the indemnity obligations of Tenant with respect to Hazardous Materials, Tenant shall, at is sole cost and expense, promptly take all actions required by any federal, state or local governmental agency to clean up, remediate, or remove from the Property any Hazardous Materials, the presence of which was caused or permitted by Tenant or Tenant's employees, agents, contractors or invitees. Any such clean up, remediation or removal activities shall be subject to the provisions of Section 6.05 of this Lease. Tenant's obligations under this Section shall survive the expiration or termination of the Lease. Tenant shall have no obligations to clean up, remediate or remove Hazardous Materials located on the Property prior to the Commencement Date."

         5.      Section 5.08 is hereby added to the Lease as follows:
"Pursuant to California Health & Safety Code Section 25359.7, Tenant shall promptly notify Landlord if Tenant knows or has reasonable cause to believe that any release of a Hazardous Material has come or will come to be located on or beneath the Property. If the release of a Hazardous Material is required to be reported to a state or local agency pursuant to law and the Tenant knowingly and wilfully fails to provide such notice to Landlord, then at Landlord's option such failure to provide notice shall constitute a material default under this Lease which can be cured only if Tenant promptly commences and removes, or otherwise takes remedial action with respect to the Hazardous Material release. In any event, Tenant shall be liable to Landlord for all actual damages incurred by Landlord resulting from the failure of Tenant to give the notice required by this Section."

         6. Section 6.01 is hereby amended by deleting the last full sentence and by adding the following: "Landlord makes no representation as to the presence of Hazardous Materials on, under or about the Property. To the fullest extent permitted by law, Tenant waives and releases Landlord from any liability resulting from the existence of Hazardous Materials on, under or about the Property." Section 6.01 is hereby further amended by adding the following: "Notwithstanding the foregoing, Landlord warrants to Tenant that the plumbing, lighting, air conditioning, heating and other systems in the Property shall be in normal operating condition on the Commencement Date. Landlord agrees, at its expense, to remedy any violation of the foregoing warranty, provided that notice of such violation is delivered to Landlord by Tenant within thirty (30) days after the Commencement Date. In no event shall Landlord be responsible to remedy any damage to any of the foregoing systems caused by the acts of Tenant or its employees, agents, contractors or invitees."

         7. Section 6.04 is hereby amended by adding the following at the end of subsection (a): "Tenant shall comply with all applicable covenants, conditions and restrictions affecting the Property, and with all laws, ordinances, regulations, directives and requirements of all governmental authorities having jurisdiction over the Property." Section 6.04 is further amended by adding the following as subsection (c): "(c) Notwithstanding anything to the contrary contained in subsection (a) above, Tenant expressly agrees to, at its sole cost and expense, maintain, repair and keep the roof of the Property in good order and condition at all times during the term of this Lease. Nothing in this Section 6.04 shall be construed to obligate Tenant

[TEXT MISSING ON CUSTOMER'S COPY] unless such replacement is necessary due to Tenant's negligence, misconduct or failure to properly maintain or repair the roof as required under this Section 6.04.

         8. Section 9.04 is hereby amended by adding the following: "If Tenant does not make such offer to terminate, Landlord shall have the right, in lieu of giving or withholding its consent to the proposed assignment or subletting, recapture the Property by either (i) terminating the Lease in the case of a proposed assignment of the Lease, there releasing Tenant from further liability under the Lease (except for those obligations under the Lease which expre[COPY MISSING ON CUSTOMER'S COPY] survive termination) or (ii) terminating the Lease as to the portion of the Property which Tenant has proposed to sublease in which event Tenant's obligations as to Rent shall be reduced in the same proportion that the rentable area of the portion of the Property which is recaptured bears to the total rentable area of the Property. In the event of a recapture Landlord may, without incurring any liability to Tenant, enter into a new lease as to the recaptured Property or portion thereof with the proposed assignee or subtenant or any other person."

         9. Section 11.04 is hereby amended by adding the following subsection (c): "In addition to the provisions subsection (b), if Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord shall have the right to declare a material default under the Lease and enforce Landlord's remedies as provided in the Lease.

         10.     Section 13.15 is hereby added as follows:

                 "SECURITY MEASURES. Tenant hereby acknowledges that Landlord has no obligation to provide guaranty services or another security service or to take any type of security measures with respect to the Project or the Property and Tenant acknowledges that Landlord shall not be responsible for any loss, injury, or damage arising from Landlord's failure to provide the same. Tenant assumes all responsibility for the protection of itself, its employees, its property and its agents and invitees from the acts of third parties, and waives all claims against Landlord and agrees to hold Landlord free and harmless from any liability with respect to theft, loss or damage to property or injury or death to persons resulting from the acts of third parties."

         11.     Section 13.16 is hereby added as follows:

                 "DEFINITION OF LANDLORD. For the purposes of Sections 5.05 (Indemnity), 6.01 (Existing Conditions), 6.02 (Exemption of Landlord from Liability), 13.02(c) (Landlord's Liability), 13.16 (Security Measures), and
14.01 (No Brokers), the reference to Landlord with respect to indemnifications, waivers and releases of liability shall be deemed to include Landlord's partners, trustees, beneficiaries, directors, officers, agents and employees, as the case may be."

         12.     Section 13.17 is hereby added as follows:

                 "COMMON AREAS. Landlord represents and Tenant acknowledges that the Property is part of a "business park" currently comprised of approximately 449,382 square feet of space, consisting of numerous free-standing buildings, all of which are owned by Landlord. Notwithstanding any provisions of this Lease to the contrary, Landlord may, at its option, at any time during the Lease Term, elect to assume responsibility for the maintenance of those areas within the business park other than the buildings or other structures therein, such as parking areas, driveways, sidewalks, landscaping and planted areas ("Common Areas"). Should Landlord elect to maintain the Common Areas, it shall give at least thirty (30) days advance notice of such election to Tenant, and thereafter Tenant shall pay to Landlord "Tenant's Pro Rata Share" (as defined herein) of the costs of maintaining the Common Areas. Tenant's Pro Rata Share shall be calculated by dividing the square foot area of the Property, as set forth in
Section 1.04 hereof, by the aggregate square foot area of the business park, as set forth above. Tenant's Pro Rate Share shall be paid within ten (10) days after receipt of Landlord's demand therefor and shall be considered Additional Rent. Landlord may, at its option, estimate in advance the costs of maintaining the Common Areas, in which event Tenant shall pay Tenant's Pro Rata Share of such estimate in advance with each monthly payment of Rent, with an appropriate adjustment made at the end of each calendar year during the Lease Term and upon expiration of the Lease Term. Common Area costs are any and all costs and expenses for the maintenance of the Common Areas (excluding costs and expenses for capital improvements), including, without limitation, the following:
Gardening and landscaping, costs of repairing, resurfacing, repaving, painting, lighting, cleaning, refusal removal, rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas, salaries of personnel employed by Landlord to maintain the Common Areas, security and similar items, and a reasonable property management fee for Landlord's supervision of the Common Areas. Landlord shall have the right, at any time during the term of this Lease to increase or decrease the number of square feet or space of the business park or the Common Areas and in such event, Tenant's Pro Rata Share shall be adjusted accordingly."


                                                                    /s/  JMS
                                                                   -----------
                                                                   LANDLORD'S
                                                                   INITIALS

                                                                    /s/ WJB
                                                                   -----------
                                                                   TENANT'S
                                                                   INITIALS

                                  [SORI LOGO]

                             OPTION TO EXTEND TERM

                                  LEASE RIDER

         This Rider is attached to and made part of that certain Lease (the "Lease") dated November 2, 1990 between JMB/Pennsylvania Advisors, a Delaware limited partnership, as Landlord, and O-Tool Company, a California corporation, as Tenant, covering the Property commonly known as 20535 South Belshaw Avenue, Carson, CA (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A.       OPTION(S) TO EXTEND TERM.

         1.      GRANT OF OPTION.

         Landlord hereby grants to Tenant one option(s) (the"Option(s)") to extend the Lease Term for an additional term(s) of five years each (the "Extension(s)") on the same terms and conditions as set forth in the Lease, but at an increased rate as set forth below. Each Option shall be exercised only by written notice delivered to Landlord at least one hundred twenty (120) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of the Lease and (b) Tenant has not been ten (10) or more days late in the payment of rent more than a total of three (3) times during the Lease Term and all preceding Extensions.

         2.      PERSONAL OPTIONS.

         The Option(s) are personal to the Tenant named in Section 1.03 of the Lease or any Tenant's Affiliate described in Section 9.02 of the Lease. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease to an entity other than a Tenant Affiliate prior to the exercise of an Option (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease to an entity other than a Tenant Affiliate after the exercise of an Option, but prior to the commencement of the respective Extension (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse and the Lease Term shall expire as if such Option were not exercised. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease in accordance with Article 9 of the Lease after the exercise of an Option and after the commencement of the Extension related to such Option, then the term of the Lease shall expire upon the expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

         3.      CALCULATION OF RENT.

         The Base Rent during the Extension(s) shall be determined by one or a combination of the following methods (INDICATE METHOD UPON EXECUTION OF THE LEASE):

        1.  COST OF LIVING ADJUSTMENT (Section B.1. below)
            Rental Adjustment Date(s): The first day of the 37th month(s) of the first Extension(s) of the Lease Term.

        2. 95% OF FAIR RENTAL VALUE ADJUSTMENT (Section B.2 below) as determined by broker. Rental Adjustment Date(s): The first day of the first month(s) of the first Extension(s) of the Lease Term.

        3.  FIXED ADJUSTMENT
            The Base Rent shall be increased to the following amounts (the "Adjusted Base Rent(s)") on the dates (the "Rental Adjustment Date(s)") set forth below:

    RENTAL ADJUSTMENT DATE(S)                     ADJUSTED BASE RENT(S)
    -------------------------                     ---------------------

- ----------------------------------           $----------------------------------
- ----------------------------------           $----------------------------------
- ----------------------------------           $----------------------------------
- ----------------------------------           $----------------------------------


(C)1988 Southern California Chapter                     Initials   WJB
        of the Society of Industrial    [SORI LOGO]              -------------
        and Office Realtors(R), Inc.                             -------------

                            (SINGLE-TENANT NET FORM)

         The Base Rent shall be increased on the dates specified in Section B.1 above (the "Rental Adjustment Date(s)") by reference to the index defined in
Section 3.02 of the Lease or the substitute index described in Paragraph 3.02(b) of the Lease as follows: The Base Rent in effect immediately prior to the applicable Rental Adjustment Date (the "Comparison Base Rent") shall be increased by the percentage that the _______ has increased from the month in which the payment of the Comparison Base Rent commenced through the month in which the applicable Rental Adjustment Date occurs. In no event shall the Base Rent be reduced by reason of such computation.

         2.      FAIR RENTAL VALUE ADJUSTMENT.

         The Base Rent shall be increased on the date(s) specified in Section
B.2. above (the "Rental Adjustment Date(s)") to the "fair market value" of the Property, determined in the following manner:

         (a) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the fair rental value of the Property as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Property at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, by one or more appraisers or brokers (herein called "Appraiser(s)"), as provided in Section B.2(b) below. If appraiser(s) are used, such appraiser(s) shall have at least five (5) years experience in the appraisal of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as MAI or equivalent. If broker(s) are used, such broker(s) shall have at least five (5) years experience in the sales and leasing of commercial industrial real property in the area in which the Property is located and shall be members of professional organizations such as the Society of Industrial and Office Realtors or equivalent.

         (b) If Landlord and Tenant are not able to agree upon the fair rental value of the Property within prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single Appraiser not later than seventy-five (75) days prior to the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single Appraiser within such time period, then Landlord and Tenant shall each appoint one Appraiser not later than sixty-five (65) days prior to the applicable Rental Adjustment Date. Within ten (10) days thereafter, the two (2) appointed Appraisers shall appoint a third (3rd) Appraiser. If either Landlord or Tenant fails to appoint its Appraiser within the prescribed time period, the single Appraiser appointed shall determine the fair rental value of the Property. If both parties fail to appoint Appraisers within the prescribed time periods, then the first Appraiser thereafter selected by a party shall determine the fair rental value of the Property. Each party shall bear the cost of its own Appraiser and the parties shall share equally the cost of the single or third Appraiser, if applicable.

         (c) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent to a ready and willing landlord of property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single Appraiser is chosen, then such Appraiser shall determine the fair rental value of the Property. Otherwise, the fair rental value of the Property shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the Appraiser(s) to complete the determination of the fair rental value not later than thirty (30) days prior to the applicable
Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When the fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.




(C)1988 Southern California Chapter                       Initials WJB
        of the Society of Industrial [LOGO]                        ------------
        and Office Realtors(R), Inc.                               ------------

                             SUPPLEMENTAL RIDER TO
                          INDUSTRIAL REAL ESTATE LEASE

         This Rider is attached and made a part of that certain Industrial Real Estate Lease (the "Lease") dated November 2, 1990 between JMB/Pennsylvania Advisors, a Delaware limited partnership as Landlord, and O-Tool Company, Inc., a California Corporation as Tenant, relating to the Property described as 20535 South Belshaw Avenue, Carson, CA. The terms used herein shall have the same meaning as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease or the Standard Rider.

         The Lease is hereby modified and amended as follows:

1. Notwithstanding anything contained in Section 2.03 of the Lease to the contrary, Landlord hereby agrees that the minimum monthly rent during the eighth month of the Lease shall be reduced to $5,269.86. The minimum monthly rent during the 9th, 20th, 21st, and 32nd months of the Lease term shall be abated (the "Free Rent"). The Free Rent, together with the reduced rent, any postponed rent or other rental concessions under this lease is collectively referred to as "Abated Rent." The Abated Rent set forth in this section shall be subject to all of the provisions set forth in Section 10.04 of the Lease.

2. Prior to the Lease Commencement Date, Landlord agrees to check the HVAC (heating, ventilating and air conditioning) systems and service as necessary.

                                                                      JMS
                                                                   -----------
                                                                   LANDLORD'S
                                                                   INITIALS

                                                                      WJB
                                                                   -----------
                                                                   TENANT'S
                                                                   INITIALS

                                                            JMB 137 (2/89)
                                                            ASSIGNMENT OF LEASE


                              ASSIGNMENT OF LEASE

         THIS ASSIGNMENT OF LEASE made and entered into as of the ____ day of ______, 19__, by and between O-Tool Company, Inc., a California corporation ("Assignor"), Q.E.P. - O-Tool Company, a California corporation ("Assignee), and JMB/Pennsylvania Advisors, a Delaware limited partnership ("Landlord").

                                  WITNESSETH:

         A. Landlord or its predecessor in interest, and Assignor or its predecessor in interest, have heretofore entered into that certain lease dated January 3, 1991, for premises (the "Premises") described as Suite(s) or Room(s) ___________, initially containing approximately 29,277 square feet in the property (the "Property") known as N/A, located at 20535 S. Belshaw Ave., Carson, CA 90246 which lease has heretofore been amended or assigned or the Premises subleased or the term extended by instruments dated May 3, 1991 (sublease that has expired) and July 2, 1993 (1st Amendment to Lease) (which lease and all such amendments, prior assignments, subleases and extensions shall hereinafter be referred to collectively as the "Lease").

         B. Assignor desires to assign all of its right, title and interest in the Lease to Assignee. Assignee desires to accept and assume the same, and Landlord is willing to consent to the proposed Assignment, all on the terms and conditions hereof.

         NOW THEREFORE, in consideration of the mutual terms and conditions herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. ASSIGNMENT. Assignor hereby transfers and assigns to Assignee all of Assignor's right, title and interest in the Lease, and any security deposit thereunder.

         2. ACCEPTANCE. Assignee hereby accepts the Assignment granted herein, and assumes and agrees to make all payments and to perform all other obligations of tenant under the Lease. Assignee shall make no further assignment or sublease of the Premises, or any part thereof, nor shall Assignee mortgage, pledge or hypothecate the Lease, without Landlord's prior written consent, which Landlord may withhold in its sole discretion, except as provided to the contrary in the Lease. The exercise by Landlord of any remedy against Assignor shall not preclude Landlord from the exercise of the same other remedies against Assignee at the same or different times. In recognition that Landlord must continue to have all remedies otherwise available to Landlord for defaults under the Lease, including the right to apply any security deposit, terminate the Lease and/or recover possession, regardless of whether Assignor or Assignee committed such defaults, Assignee's liability hereunder shall in no way be limited to those matters arising prior to the Effective Date, but shall extend to any and all obligatins under the Lease arising prior to the Effective Date, as well as the performance of all obligations arising thereafter, and Assignee shall look solely to Assignor for indemnity or reimbursement of any expenses, costs, damages or liabilities incurred with respect to any default in the performance of such obligations relating to the period prior to the Effective Date.

         3. EFFECTIVE DATE. The effective date hereof ("Effective Date") shall be June 9, 1994. As between Assignor and Assignee, all obligations under the Lease arising, accruing or relating to the period before the Effective Date shall be allocated to Assignor and all obligations arising, accruing or relating to the period thereafter shall be allocated to Assignee. In the event that the Effective Date occurs other than at the end of any period for which rentals or other charges under the Lease accrue or are due, then such rentals or other charges shall be prorated between Assignor and Assignee on a per diem basis. Any as yet undetermined charges may be reasonably estimated by Landlord in its sole discretion, subject to reproration between Assignor and Assignee after the actual charges have been determined.

         4. REPRESENTATIONS; INDEMNITY. As between Assignor and Assignee, without in any way affecting, limiting or waiving any rights of Landlord against either Assignor or Assignee under the Lease, Assignor represents and warrants to Assignee that as of the Effective Date, the Lease shall be in full force and effect, that all sums due and payable thereunder as of the Effective Date shall have been paid, that any amounts that become payable after the Effective Date relating to the period prior to the Effective Date shall be paid by Assignor promptly, that the Lease has not been previously assigned, subleased, extended, modified, or amended, except as noted herein, that Assignor shall not be in default under any of its obligations under the Lease, that so long as Assignee complies with all terms and provisions of the Lease applicable to the period commencing on the Effective Date. Assignee will have the full use and enjoyment of the Premises, and that a true and correct copy of the Lease (including any amendments, prior assignments, subleases, or extensions thereto) is attached hereto as Exhibit A. Assignor further represents and warrants that Landlord is not in default under any of the terms and provisions of the Lease. Assignor agrees to indemnify Assignee for any liability, costs or damages arising with respect to any breach of the foregoing representations and warranties. Assignee agrees to indemnify Assignor for any liability, costs or damages arising with respect to any breach of the Lease after the Effective Date.

         5. LANDLORD'S CONSENT. Landlord hereby consents to this Assignment upon the terms and conditions set forth herein. Unless and until Landlord shall have executed this Assignment, the same shall be of no effect, notwithstanding that Landlord may have accepted and may continue to accept rent or the performance of other obligations by Assignee. The consent granted herein shall in no event be construed as consent to any further assignment. The failure or delay of Landlord in seeking to enforce any provisions of the Lease or this Assignment shall not be deemed a waiver of rights or remedies that Landlord may have, or a waiver of any subsequent breach of the terms and provisions therein or herein contained.

         6. LIMITATION OF LIABILITY. Except to the extent provided expressly in the Lease, no partner, trustee, director, officer, employee, beneficiary, shareholder or agent of Landlord or its agent shall be personally liable under or in connection with the Lease, or this Assignment, and Assignor and Assignee and their successors and assigns shall look solely to Landlord's interest in the Property for the satisfaction of any claim or judgment requiring the payment of money by Landlord. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Landlord provided by law or any other agreement or instrument.

         7. NOTICES. Any notice given by any party to another party hereto shall be by certified or registered mail, return receipt requested, postage prepaid, to such other party at the address given below or such other address as such other party may from time to time designate in writing to the other parties in accordance with these provisions. The addresses set forth below shall supersede any addresses for notices set forth in the Lease. If no address is given below, then the address for that party shall be the address set forth in the Lease, or in the absence thereof, shall be the address of the Premises. Any such notice shall be deemed given when placed in the United States mails with sufficient postage prepaid.

         Landlord: JMB/Pennsylvania Advisors

                 c/o JMB Properties Company
                 21235 Hawthorne Blvd., Suite 205
                 Torrance, CA 90503
                 Attn: Craig Halverson

         with copy to:

                 c/o JMB Properties Company
                 900 N. Michigan Avenue
                 Chicago, Illinois 60611
                 Attn: Legal Department

         ASSIGNOR:

                 O-Tool Company, Inc.
                 20535 Belshaw Ave.
                 Carson, CA 90246
                 Attn: William Bryson

         ASSIGNEE:

                 QEP - O'Tool, Inc., a California corporation
                 9 Kay Fries Drive
                 Stony Point, NY 10980-0678
                 Attn: Patrick L. Daggett

         8. SUCCESSORS. Except as herein otherwise provided, this Assignment shall be binding upon and inure to the benefit of the parties, and their respective heirs, executors, administrators, successors and assigns.

         9. GUARANTORS. Landlord's consent and any other agreements by Landlord herein or in connection with this Assignment are subject to and conditioned upon, the written acceptance hereof by all guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as assigned hereby (and as amended herein or in connection herewith), unless Landlord shall expressly waive such requirement in writing.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

WITNESSES: ATTESTATION
(Two for each signatory
required if Property is
in Florida or Ohio):                      ASSIGNOR: O-Tool Company, Inc.,
                                          ------------------------------------
                                          a California corporation


/s/ BARBARA A. BRYSON                     By: /s/ WILLIAM BRYSON
- ----------------------------              ------------------------------------
                                          Name Typed: William Bryson
- ----------------------------              ------------------------------------
                                          Title:  President
                                          ------------------------------------


                                          ASSIGNEE: Q.E.P. - O'Tool, Inc.,
                                          ------------------------------------
                                          a California corporation

/s/ BARBARA A. BRYSON                     By: /s/ PATRICK L. DAGGETT
- ----------------------------              ------------------------------------
                                          Name Typed: Patrick L. Daggett
- ----------------------------              ------------------------------------
                                          Title: Treasurer, Chief Financial
                                                 Officer
                                          ------------------------------------


                                          LANDLORD: JMB/Pennsylvania Advisors,
                                          ------------------------------------
                                          a Delaware limited partnership

                                          By: JMB Properties Company, Agent
- ----------------------------              ------------------------------------

                                          By: /s/ SCOTT STUCKMAN
- ----------------------------              ------------------------------------
GUARANTOR(s) (and spouses)                Name Typed: Scott Stuckman
Q.E.P. Co., Inc.,                         ------------------------------------
a New York Corporation                    Title:  Senior Vice President

By: /s/ PATRICK L. DAGGETT
- ----------------------------
Name: Patrick L. Daggett
- ----------------------------
Title: Treasurer
- ----------------------------

THIS FORM HAS BEEN PROVIDED BY LANDLORD ONLY AS AN EXAMPLE OF AN ASSIGNMENT OF LEASE. THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES, AND EACH PARTY SHOULD CONSULT ITS ATTORNEY BEFORE SIGNING. LANDLORD DOES NOT PRACTICE LAW, AND IS PROVIDING NO ASSURANCES AS TO THE ADEQUACY OR ENFORCEABILITY OF THIS FORM, OR WHETHER IT IS FREE OF ERRORS OR OMISSIONS.




                                       3